BLACKROCK COMMODITY STRATEGIES FUND

Supplement dated September 17, 2008 to the
Prospectus and Statement of Additional Information, each dated March 31, 2008

On September 17, 2008, the Board of Trustees of the BlackRock Commodity Strategies Fund (the "Fund") approved a proposal to close the Fund to new and subsequent investments. Accordingly, effective 4:00 p.m. (Eastern time) on September 18, 2008, the Fund will no longer accept orders to purchase Fund shares from new investors or existing shareholders (including purchases through automatic investment plans).

This Supplement should be retained with your Prospectus for future reference.